UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

PSS WORLD MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PSS WORLD MEDICAL, INC.

4345 Southpoint Boulevard

Jacksonville, Florida 32216

**IMPORTANT NOTICE**

Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on August 25, 2011.

Meeting Information

Meeting Type:	Annual

For holders as of:	6/17/11

Date: 8/25/11 Time:	10:00 a.m., Eastern Daylight

Location:	Enterprise Park Building
4190 Belfort Road
Jacksonville, Florida 32216

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K	PROXY CARD

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. If you do not request a paper or e-mail copy, you will not receive one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 8/5/11.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

— Voting Items —

The Board of Directors recommends you vote FOR the following proposal. Proposal 1 — Election of Directors Nominees 1 Charles E. Adair 2 Alvin R. Carpenter 3 Stephen H. Rogers

The Board of Directors recommends you vote FOR the following proposal.

Proposal 2 — Ratify of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year.

The Board of Directors recommends you vote FOR the following proposal.

Proposal 3 — Approve an amendment to the Company’s Bylaws to provide for a majority vote standard in uncontested director elections.

The Board of Directors recommends you vote FOR the following proposal. Proposal 4 — Advisory vote on the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote ONE YEAR for the following proposal.

Proposal 5 — Advisory vote on the frequency of a shareholder vote on the compensation of the Company’s named executive officers.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ON PROPOSALS ONE THROUGH FOUR AND ONE YEAR FOR PROPOSAL FIVE.